Certification of Chief Financial Officer                           Exhibit 32(b)
EastGroup Properties, Inc.

In connection with the quarterly report of EastGroup Properties, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, N. Keith McKey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                               /s/ N. KEITH MCKEY
                               ------------------------
                               N. Keith McKey
                               Chief Financial Officer
                               November 8, 2005